UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–01403)

Exact name of registrant as specified in charter:	Putnam Global Equity Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	October 31, 2020

Date of reporting period:	November 1, 2019 — April 30, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Global Equity Fund

Semiannual report
4 | 30 | 20

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PEQUX

Putnam
Global Equity
Fund

Semiannual report
4 | 30 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

June 9, 2020

Dear Fellow Shareholder:

Financial markets worldwide continue to be challenged by volatility and economic uncertainty due to the COVID-19 pandemic. After considerable losses earlier in the year, equity markets rallied in April to recover partially from their steepest declines. Bond markets, which dealt with severe liquidity challenges, have in large part stabilized thanks to aggressive policy responses from central banks and governments worldwide.

It is still unclear what the costs will be and how long the effects of the COVID-19 pandemic will last, but history has shown that markets rebound from downturns over time. For investors, we believe the most important course of action is to remember your long-term goals and consult with your financial advisor. At Putnam, our investment professionals remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

We would like to take this opportunity to announce the arrival of Mona K. Sutphen to your fund’s Board of Trustees. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee, and we are pleased to welcome her.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Lipper, a Refinitiv company.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/20. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on page 12.

2 Global Equity Fund

Shep, how did global stocks perform during the period?

From the start of the period into mid-February 2020, the investing environment was generally favorable for stocks. Market volatility, primarily driven by the U.S.–China trade conflict, subsided when the two countries agreed to an initial trade deal in December 2019. Uncertainty over Brexit also was alleviated when Prime Minister Boris Johnson’s Conservative party won the majority in the U.K. election. Strong U.S. fundamentals, including low unemployment, solid wages, and healthy consumer spending, helped boost investor appetite for stocks. Following three interest-rate cuts between July and October 2019, the U.S. Federal Reserve [the Fed] held interest rates steady through February 2020, citing its optimistic outlook for the economy.

In mid-February, however, stock performance sharply reversed course. COVID-19, a disease that originated in China, started to spread globally. To prevent contagion, countries closed their borders, businesses shut down, and populations were quarantined. This sudden contraction in global economic activity caused a liquidity crisis, and equity markets went into

Global Equity Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 4/30/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/20. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Global Equity Fund

a tailspin. In late February, U.S. stock markets experienced their worst weekly performance since the 2008 financial crisis.

In March, COVID-19 was declared a pandemic. At the same time, a breakdown in oil supply negotiations between Saudi Arabia and Russia sent prices plummeting; the price of oil declined to levels where most public company producers could not earn a profit. In order to offset the severity and duration of a potential recession, the Fed made two emergency interest-rate cuts, moving short-term rates to near zero. Congress also approved a $2 trillion stimulus package. Dozens of central banks across Europe, Asia, and elsewhere announced similar economic relief measures. At the end of March, stock markets rebounded and rallied strongly before beginning to stabilize in late April.

Against this backdrop, how did Putnam Global Equity Fund perform?

The fund’s class A shares posted a loss of 9.89%, underperforming the benchmark, the MSCI World Index [ND], which recorded a loss of 7.29% for the six-month reporting period.

What were some of the fund’s top contributors to performance?

Overweight positions in cloud computing service providers were the fund’s top contributors to performance. U.S.-based ServiceNow, which serves nearly 80% of all Fortune 500 companies, continued to gain market share by offering a digital workflow automation platform. Subscription revenues to the platform rose 34% year over year for the quarter ended March 31, 2020.

Technology giant Amazon, which operates an on-demand cloud computing platform, Amazon Web Services [AWS], was another top contributor. For the first quarter of calendar 2020, revenue from AWS surpassed $10 billion and contributed to two thirds of Amazon’s total operating profit. Amazon’s online retail business also surged following COVID-19 stay-at-home orders. Robust online grocery sales and deliveries provided an additional catalyst for Amazon stock.

An overweight position in Activision Blizzard, the U.S. video gaming company, also aided results. The COVID-19 pandemic accelerated consumer demand for at-home entertainment. With social distancing in practice, Activision’s multiplayer games offered a popular means for socialization. The company’s interactive gaming franchises Call of Duty® and World of Warcraft® reported better-than-expected sales during the period.

What were some of the fund’s top detractors from performance?

The portfolio’s overweight position in certain energy holdings, including Cenovus and Oneok, were top detractors from performance. The collapse in commodity prices, due to crumbling global demand and a breakdown in supply negotiations, put pressure on energy stocks. Canadian oil company Cenovus reported a first-quarter 2020 operating loss, primarily due to a 50% decline year over year in the price of oil. U.S. midstream natural gas provider Oneok also reported quarterly losses as energy price declines squeezed profit margins. We sold our position in Oneok before period-end.

Live Nation Entertainment, a U.S. concerts promoter and venue operator, also dampened fund results. The COVID-19 pandemic forced the postponement of live entertainment, including concerts and sporting events managed by Live Nation. In April, shares of the company fell 50% as Live Nation’s global business contracted. We sold our position in Live Nation before period-end.

Global Equity Fund 5

What is your outlook for the fund and the economy?

Our outlook for the global economy remains fluid. We believe that markets are still working to assess the long-term impact of COVID-19. Until medical researchers discover a vaccine for the virus, we would expect COVID-19 to contribute to market volatility. It is possible that anti-viral measures could mitigate symptoms and come into play sooner rather than later. The duration of COVID-19 and its dampening effects on the global economy remains an unknown.

The large fiscal and monetary response from the U.S. government, and those around the globe, has been encouraging, in our view. The $2 trillion stimulus is the largest economic relief measure in U.S. history. Stimulus packages by central banks in non-U.S. markets also have helped put cash into the hands of consumers and businesses. We believe this is a positive step toward mitigating a likely recessionary period. In our view, the rally in April shows that the stock market is looking through the current macroeconomic downturn, viewing it as temporary in nature. In some cases, stocks were able to recoup a majority of their losses sustained in February 2020.

When assessing the fund’s appreciation potential, we believe it is important to look beyond the current turmoil. We continue to actively manage the fund with a long-term view, while monitoring geopolitical and macroeconomic risks. Our stock-selection process is focused on evaluating a company’s fundamental strengths and drivers for sustained value creation. We will continue to make investments in companies that we believe can persist through the downturn and thrive thereafter. We believe many businesses have the potential to come through this crisis even stronger, including a few that have faced setbacks and others that have become better positioned for future growth.

Thank you, Shep, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Global Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (7/1/94)
Before sales charge	7.27%	93.61%	6.83%	12.71%	2.42%	10.59%	3.41%	–7.94%	–9.89%
After sales charge	7.02	82.47	6.20	6.23	1.22	4.23	1.39	–13.23	–15.07
Class B (7/1/94)
Before CDSC	7.06	82.15	6.18	8.58	1.66	8.11	2.63	–8.60	–10.23
After CDSC	7.06	82.15	6.18	6.58	1.28	5.11	1.67	–13.17	–14.72
Class C (2/1/99)
Before CDSC	6.99	79.49	6.02	8.55	1.65	8.10	2.63	–8.64	–10.25
After CDSC	6.99	79.49	6.02	8.55	1.65	8.10	2.63	–9.55	–11.15
Class R (1/21/03)
Net asset value	7.01	88.92	6.57	11.26	2.16	9.77	3.16	–8.13	–9.98
Class R6 (7/2/12)
Net asset value	7.50	100.85	7.22	14.92	2.82	11.82	3.80	–7.59	–9.73
Class Y (9/23/02)
Net asset value	7.45	98.39	7.09	14.11	2.67	11.37	3.66	–7.71	–9.82

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Global Equity Fund 7

Comparative index returns For periods ended 4/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
MSCI World
Index (ND)	6.59%	109.59%	7.68%	27.15%	4.92%	15.73%	4.99%	–4.00%	–7.29%
Lipper Global
Multi-Cap Growth	7.18	138.90	8.83	40.45	6.82	26.75	8.06	0.65	–0.77
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/20, there were 227, 219, 191, 147, 86, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 4/30/20

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		—	—	—	1	1
Income	$0.008		—	—	—	$0.064	$0.045
Capital gains	—		—	—	—	—	—
Total	$0.008		—	—	—	$0.064	$0.045
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
10/31/19	$16.51	$17.52	$14.56	$15.32	$16.33	$17.21	$17.13
4/30/20	14.87	15.78	13.07	13.75	14.70	15.48	15.41

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

8 Global Equity Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (7/1/94)
Before sales charge	6.77%	71.36%	5.53%	0.86%	0.17%	–0.44%	–0.15%	–15.90%	–19.11%
After sales charge	6.53	61.51	4.91	–4.94	–1.01	–6.16	–2.10	–20.74	–23.76
Class B (7/1/94)
Before CDSC	6.57	61.36	4.90	–2.77	–0.56	–2.61	–0.88	–16.55	–19.34
After CDSC	6.57	61.36	4.90	–4.69	–0.96	–5.54	–1.88	–20.72	–23.38
Class C (2/1/99)
Before CDSC	6.50	59.01	4.75	–2.79	–0.56	–2.64	–0.89	–16.55	–19.38
After CDSC	6.50	59.01	4.75	–2.79	–0.56	–2.64	–0.89	–17.39	–20.18
Class R (1/21/03)
Net asset value	6.52	67.22	5.28	–0.34	–0.07	–1.15	–0.39	–16.15	–19.18
Class R6 (7/2/12)
Net asset value	7.01	77.98	5.93	2.95	0.58	0.77	0.25	–15.58	–18.92
Class Y (9/23/02)
Net asset value	6.96	75.83	5.81	2.24	0.44	0.38	0.13	–15.67	–18.98

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/19	1.15%	1.90%	1.90%	1.40%	0.77%	0.90%
Annualized expense ratio for the
six-month period ended 4/30/20‡	1.15%	1.90%	1.90%	1.40%	0.76%	0.90%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

‡ Includes a decrease of 0.03% from annualizing the performance fee adjustment for the six months ended 4/30/20.

Global Equity Fund 9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/19 to 4/30/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.44	$8.96	$8.96	$6.61	$3.60	$4.26
Ending value (after expenses)	$901.10	$897.70	$897.50	$900.20	$902.70	$901.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/20, use the following calculation method. To find the value of your investment on 11/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.77	$9.52	$9.52	$7.02	$3.82	$4.52
Ending value (after expenses)	$1,019.14	$1,015.42	$1,015.42	$1,017.90	$1,021.08	$1,020.39

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Global Equity Fund

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Global Equity Fund 11

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov. Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2020, Putnam employees had approximately $434,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12 Global Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Equity Fund 13

The fund’s portfolio 4/30/20 (Unaudited)

COMMON STOCKS (98.1%)*	Shares	Value
Airlines (0.5%)
Southwest Airlines Co.	128,165	$4,005,156
		4,005,156
Banks (2.4%)
Bank of America Corp.	554,484	13,335,340
Citigroup, Inc.	134,400	6,526,464
		19,861,804
Beverages (3.4%)
Asahi Group Holdings, Ltd. (Japan)	457,500	15,817,778
PepsiCo, Inc.	94,500	12,501,405
		28,319,183
Biotechnology (2.3%)
Regeneron Pharmaceuticals, Inc. †	11,300	5,942,444
Vertex Pharmaceuticals, Inc. †	53,381	13,409,307
		19,351,751
Building products (1.0%)
Fortune Brands Home & Security, Inc.	172,683	8,323,321
		8,323,321
Capital markets (—%)
BGP Holdings PLC (Malta)	82,319	—
		—
Chemicals (1.7%)
Sherwin-Williams Co. (The)	26,736	14,340,388
		14,340,388
Commercial services and supplies (1.3%)
Waste Connections, Inc.	130,691	11,227,664
		11,227,664
Construction and engineering (0.9%)
Kyudenko Corp. (Japan)	280,700	7,847,976
		7,847,976
Construction materials (1.1%)
Summit Materials, Inc. Class A †	630,321	9,524,150
		9,524,150
Containers and packaging (3.2%)
Ball Corp.	144,900	9,503,991
SIG Combibloc Group AG (Switzerland)	1,032,699	16,615,193
		26,119,184
Distributors (1.0%)
PALTAC Corp. (Japan)	156,200	8,161,426
		8,161,426
Diversified financial services (0.7%)
Eurazeo SA (France)	128,537	6,149,826
		6,149,826
Electric utilities (5.0%)
NRG Energy, Inc.	1,242,681	41,667,094
		41,667,094
Electrical equipment (1.1%)
Eaton Corp. PLC	106,700	8,909,450
		8,909,450

14 Global Equity Fund

COMMON STOCKS (98.1%)* cont.	Shares	Value
Entertainment (1.4%)
Activision Blizzard, Inc.	180,800	$11,522,384
		11,522,384
Food and staples retail (2.0%)
Walmart, Inc.	138,500	16,834,675
		16,834,675
Food products (7.1%)
Kerry Group PLC Class A (Ireland)	125,563	14,406,527
Nestle SA (Switzerland)	160,085	16,899,934
Nomad Foods, Ltd. (United Kingdom) †	1,323,733	27,282,137
		58,588,598
Health-care equipment and supplies (3.5%)
Baxter International, Inc.	78,800	6,995,864
Boston Scientific Corp. †	203,500	7,627,180
Danaher Corp.	89,243	14,587,661
		29,210,705
Hotels, restaurants, and leisure (0.5%)
Compass Group PLC (United Kingdom)	255,300	4,295,912
		4,295,912
Household durables (1.2%)
HC Brillant Services GmbH (acquired 8/2/13, cost $17) (Private)
(Germany) † ∆∆ F	26	21
Lennar Corp. Class A	204,545	10,241,568
		10,241,589
Insurance (6.5%)
Assured Guaranty, Ltd.	733,895	21,818,698
AXA SA (France)	490,107	8,698,605
Fairfax Financial Holdings, Ltd. (Canada)	16,762	4,544,929
Prudential PLC (United Kingdom)	533,057	7,576,582
QBE Insurance Group, Ltd. (Australia)	2,048,852	11,028,958
		53,667,772
Interactive media and services (2.0%)
Alphabet, Inc. Class C †	12,362	16,672,135
		16,672,135
Internet and direct marketing retail (5.9%)
Alibaba Group Holding, Ltd. ADR (China) †	37,800	7,660,926
Amazon.com, Inc. †	16,830	41,637,420
		49,298,346
IT Services (6.8%)
Fidelity National Information Services, Inc.	71,800	9,469,702
Fiserv, Inc. †	108,175	11,148,516
GoDaddy, Inc. Class A †	157,421	10,929,740
PayPal Holdings, Inc. †	55,200	6,789,600
Visa, Inc. Class A	101,354	18,113,987
		56,451,545
Life sciences tools and services (2.1%)
Bio-Rad Laboratories, Inc. Class A †	14,700	6,469,470
Thermo Fisher Scientific, Inc.	33,200	11,111,376
		17,580,846

Global Equity Fund 15

COMMON STOCKS (98.1%)* cont.	Shares	Value
Media (1.3%)
Cogeco Communications, Inc. (Canada)	148,000	$10,941,973
		10,941,973
Metals and mining (2.5%)
Newmont Corp.S	163,200	9,707,136
Wheaton Precious Metals Corp. (Canada)	294,500	11,120,320
		20,827,456
Oil, gas, and consumable fuels (3.5%)
Cenovus Energy, Inc. (Canada)	2,873,924	10,426,607
Enterprise Products Partners LP	518,590	9,106,440
Williams Cos., Inc. (The)	486,100	9,415,757
		28,948,804
Pharmaceuticals (3.1%)
AstraZeneca PLC (United Kingdom)	132,670	13,905,882
Novartis AG (Switzerland)	135,096	11,513,077
		25,418,959
Real estate management and development (1.1%)
Open House Co., Ltd. (Japan)	430,000	9,420,338
		9,420,338
Road and rail (3.2%)
Uber Technologies, Inc. †	206,551	6,252,299
Union Pacific Corp.	125,981	20,130,504
		26,382,803
Semiconductors and semiconductor equipment (2.9%)
Micron Technology, Inc. †	180,900	8,663,301
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	118,000	6,269,340
Texas Instruments, Inc.	76,397	8,867,400
		23,800,041
Software (9.2%)
Adobe, Inc. †	37,181	13,148,689
Dynatrace, Inc. †	298,544	8,911,538
Microsoft Corp.	189,861	34,024,989
ServiceNow, Inc. †	57,663	20,270,851
		76,356,067
Specialty retail (2.5%)
Advance Auto Parts, Inc.	68,474	8,279,191
Lowe’s Cos., Inc.	118,911	12,455,927
		20,735,118
Technology hardware, storage, and peripherals (1.2%)
Samsung Electronics Co., Ltd. (South Korea)	243,151	10,019,549
		10,019,549
Thrifts and mortgage finance (0.8%)
Radian Group, Inc.	452,213	6,774,151
		6,774,151
Trading companies and distributors (2.2%)
Ashtead Group PLC (United Kingdom)	385,543	10,561,611
Yellow Cake PLC 144A (United Kingdom) †	2,715,892	7,525,464
		18,087,075
Total common stocks (cost $779,409,645)		$815,885,214

16 Global Equity Fund

	Principal
U.S. TREASURY OBLIGATIONS (0.1%)*	amount	Value
U.S. Treasury Inflation Index Notes
1.125%, 1/15/21 [i]	$21,281	$21,202
0.25%, 7/15/29 [i]	127,397	137,568
U.S. Treasury Notes
2.375%, 12/31/20 [i]	39,000	39,891
1.75%, 10/31/20 [i]	541,000	545,332
Total U.S. treasury obligations (cost $743,993)		$743,993

	Principal amount/
SHORT-TERM INVESTMENTS (2.6%)*		shares	Value
Putnam Cash Collateral Pool, LLC 0.40% [d]	Shares	2,511,750	$2,511,750
Putnam Short Term Investment Fund 0.64% L	Shares	14,357,091	14,357,091
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.22% P	Shares	1,210,000	1,210,000
U.S. Treasury Bills 1.574%, 5/21/20		$264,000	263,988
U.S. Treasury Bills 1.555%, 6/4/20 ∆		808,000	807,929
U.S. Treasury Bills 1.466%, 6/11/20 ∆		532,000	531,942
U.S. Treasury Bills 0.056%, 7/9/20 ∆		344,000	343,941
U.S. Treasury Bills 0.011%, 8/6/20 ∆		221,000	220,936
U.S. Treasury Bills 0.005%, 9/10/20 ∆		69,000	68,973
U.S. Treasury Bills zero%, 12/3/20 [i]		232,000	231,814
U.S. Treasury Bills zero%, 8/20/20 ∆		268,000	267,910
U.S. Treasury Bills zero%, 8/13/20 ∆		1,097,000	1,096,667
Total short-term investments (cost $21,911,362)			$21,912,941

TOTAL INVESTMENTS
Total investments (cost $802,065,000)	$838,542,148

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2019 through April 30, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $831,820,363.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $21, or less than 0.1% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,259,671 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

Global Equity Fund 17

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $740,132 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	69.0%	Australia	1.3%
United Kingdom	8.5	South Korea	1.2
Switzerland	5.4	China	0.9
Japan	4.9	Taiwan	0.8
Canada	4.4	Other	0.1
France	1.8	Total	100.0%
Ireland	1.7

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 4/30/20 (aggregate face value $267,866,825) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N. A.
	British Pound	Sell	6/17/20	$14,131,491	$14,500,089	$368,598
	Euro	Buy	6/17/20	1,608,765	1,579,276	29,489
	Japanese Yen	Sell	5/20/20	428,912	423,728	(5,184)
Barclays Bank PLC
	Canadian Dollar	Sell	7/15/20	4,304,870	4,277,064	(27,806)
	Euro	Sell	6/17/20	9,541,818	9,871,267	329,449
	Hong Kong Dollar	Buy	5/20/20	11,586,627	11,557,114	29,513
	Japanese Yen	Sell	5/20/20	500,758	494,647	(6,111)
	Swedish Krona	Buy	6/17/20	1,971,332	2,041,566	(70,234)

18 Global Equity Fund

FORWARD CURRENCY CONTRACTS at 4/30/20 (aggregate face value $267,866,825) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Citibank, N.A.
	British Pound	Sell	6/17/20	$3,147,176	$3,097,666	$(49,510)
	Canadian Dollar	Buy	7/15/20	5,380,172	5,344,278	35,894
	Danish Krone	Buy	6/17/20	5,825,548	5,918,575	(93,027)
	Euro	Buy	6/17/20	95,311	97,140	(1,829)
	Japanese Yen	Sell	5/20/20	4,169,757	4,250,459	80,702
Goldman Sachs International
	British Pound	Sell	6/17/20	12,251,853	12,573,320	321,467
	Canadian Dollar	Sell	7/15/20	195,085	193,880	(1,205)
	Euro	Buy	6/17/20	545,651	556,155	(10,504)
	Japanese Yen	Buy	5/20/20	390,376	396,860	(6,484)
	Swedish Krona	Sell	6/17/20	67,177	64,785	(2,392)
HSBC Bank USA, National Association
	British Pound	Sell	6/17/20	3,236,616	3,152,889	(83,727)
	Canadian Dollar	Sell	7/15/20	107,207	106,537	(670)
	Chinese Yuan (Offshore)	Sell	5/20/20	7,485,736	7,491,853	6,117
	Euro	Buy	6/17/20	23,969,379	24,422,506	(453,127)
	Hong Kong Dollar	Sell	5/20/20	3,461,818	3,458,794	(3,024)
	Japanese Yen	Buy	5/20/20	79,345	92,392	(13,047)
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	7/15/20	81,698	81,217	(481)
	Euro	Sell	6/17/20	9,315,003	9,367,468	52,465
	Japanese Yen	Buy	5/20/20	11,962,006	11,741,559	220,447
	Norwegian Krone	Buy	6/17/20	1,581,848	1,745,332	(163,484)
	Singapore Dollar	Buy	5/20/20	3,723,406	3,832,993	(109,587)
	South Korean Won	Sell	5/20/20	10,755,084	11,089,125	334,041
	Swedish Krona	Buy	6/17/20	6,185,124	6,401,917	(216,793)
	Swiss Franc	Sell	6/17/20	18,310,604	18,706,629	396,025
NatWest Markets PLC
	Australian Dollar	Buy	7/15/20	1,656,456	1,550,811	105,645
	Euro	Buy	6/17/20	10,220,180	10,414,411	(194,231)
	Japanese Yen	Sell	5/20/20	855,711	845,145	(10,566)
State Street Bank and Trust Co.
	Australian Dollar	Buy	7/15/20	79,906	79,137	769
	British Pound	Buy	6/17/20	3,537,817	3,605,081	(67,264)
	Canadian Dollar	Sell	7/15/20	9,805,830	9,746,044	(59,786)
	Euro	Buy	6/17/20	1,092,509	1,107,522	(15,013)
	Israeli Shekel	Buy	7/15/20	1,926,583	1,849,902	76,681
	Japanese Yen	Buy	5/20/20	3,736,637	3,699,798	36,839
	Swiss Franc	Sell	6/17/20	165,648	168,022	2,374
UBS AG
	Australian Dollar	Buy	7/15/20	6,657,956	6,233,172	424,784
	British Pound	Sell	6/17/20	28,596	29,342	746
	Canadian Dollar	Sell	7/15/20	1,098,438	1,092,553	(5,885)
	Euro	Buy	6/17/20	28,758,494	29,253,580	(495,086)
	Japanese Yen	Buy	5/20/20	7,576,135	7,485,767	90,368

Global Equity Fund 19

FORWARD CURRENCY CONTRACTS at 4/30/20 (aggregate face value $267,866,825) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
WestPac Banking Corp.
	Australian Dollar	Sell	7/15/20	$2,046,993	$1,955,479	$(91,514)
	Euro	Buy	6/17/20	2,286,250	2,268,678	17,572
	Japanese Yen	Buy	5/20/20	7,625,664	7,553,301	72,363
Unrealized appreciation						3,032,348
Unrealized (depreciation)						(2,257,571)
Total						$774,777

* The exchange currency for all contracts listed is the United States Dollar.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$39,136,492	$—	$—
Consumer discretionary	84,570,944	8,161,426	21
Consumer staples	87,924,678	15,817,778	—
Energy	28,948,804	—	—
Financials	75,424,595	11,028,958	—
Health care	91,562,261	—	—
Industrials	76,935,469	7,847,976	—
Information technology	156,607,653	10,019,549	—
Materials	70,811,178	—	—
Real estate	—	9,420,338	—
Utilities	41,667,094	—	—
Total common stocks	753,589,168	62,296,025	21

U.S. treasury obligations	—	743,993	—
Short-term investments	15,567,091	6,345,850	—
Totals by level	$769,156,259	$69,385,868	$21

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$774,777	$—
Totals by level	$—	$774,777	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

20 Global Equity Fund

Statement of assets and liabilities 4/30/20 (Unaudited)

ASSETS
Investment in securities, at value, including $2,343,512 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $785,196,159)	$821,673,307
Affiliated issuers (identified cost $16,868,841) (Notes 1 and 5)	16,868,841
Cash	20
Foreign currency (cost $2,791) (Note 1)	5,023
Dividends, interest and other receivables	1,639,998
Foreign tax reclaim	370,034
Receivable for shares of the fund sold	189,678
Receivable for investments sold	4,632,266
Unrealized appreciation on forward currency contracts (Note 1)	3,032,348
Prepaid assets	49,743
Total assets	848,461,258

LIABILITIES
Payable for investments purchased	7,888,372
Payable for shares of the fund repurchased	205,347
Payable for compensation of Manager (Note 2)	358,200
Payable for custodian fees (Note 2)	67,682
Payable for investor servicing fees (Note 2)	258,013
Payable for Trustee compensation and expenses (Note 2)	581,633
Payable for administrative services (Note 2)	1,729
Payable for distribution fees (Note 2)	165,266
Unrealized depreciation on forward currency contracts (Note 1)	2,257,571
Collateral on securities loaned, at value (Note 1)	2,511,750
Collateral on certain derivative contracts, at value (Notes 1 and 9)	2,185,807
Other accrued expenses	159,525
Total liabilities	16,640,895

Net assets	$831,820,363

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$850,550,401
Total distributable earnings (Note 1)	(18,730,038)
Total — Representing net assets applicable to capital shares outstanding	$831,820,363

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($746,989,929 divided by 50,235,087 shares)	$14.87
Offering price per class A share (100/94.25 of $14.87)*	$15.78
Net asset value and offering price per class B share ($8,915,540 divided by 682,240 shares)**	$13.07
Net asset value and offering price per class C share ($18,365,410 divided by 1,335,464 shares)**	$13.75
Net asset value, offering price and redemption price per class R share
($1,089,081 divided by 74,102 shares)	$14.70
Net asset value, offering price and redemption price per class R6 share
($18,936,069 divided by 1,223,136 shares)	$15.48
Net asset value, offering price and redemption price per class Y share
($37,524,334 divided by 2,434,564 shares)	$15.41

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Equity Fund 21

Statement of operations Six months ended 4/30/20 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $303,951)	$7,913,358
Interest (including interest income of $147,007 from investments in affiliated issuers) (Note 5)	173,652
Securities lending (net of expenses) (Notes 1 and 5)	39,824
Total investment income	8,126,834

EXPENSES
Compensation of Manager (Note 2)	3,047,285
Investor servicing fees (Note 2)	848,882
Custodian fees (Note 2)	25,246
Trustee compensation and expenses (Note 2)	13,235
Distribution fees (Note 2)	1,203,328
Administrative services (Note 2)	15,828
Other	182,064
Total expenses	5,335,868
Expense reduction (Note 2)	(4,068)
Net expenses	5,331,800

Net investment income	2,795,034

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	14,990,213
Foreign currency transactions (Note 1)	(104,090)
Forward currency contracts (Note 1)	(2,019,660)
Written options (Note 1)	(37,446,982)
Total net realized loss	(24,580,519)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(76,525,299)
Assets and liabilities in foreign currencies	5,463
Forward currency contracts	2,697,910
Total change in net unrealized depreciation	(73,821,926)

Net loss on investments	(98,402,445)

Net decrease in net assets resulting from operations	$(95,607,411)

The accompanying notes are an integral part of these financial statements.

22 Global Equity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/20*	Year ended 10/31/19
Operations
Net investment income	$2,795,034	$2,771,689
Net realized loss on investments
and foreign currency transactions	(24,580,519)	(18,149,410)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(73,821,926)	113,663,087
Net increase (decrease) in net assets resulting
from operations	(95,607,411)	98,285,366
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(420,954)	—
Class R6	(80,244)	—
Class Y	(123,109)	—
Increase in capital from settlement payments	—	3,411
Increase (decrease) from capital share transactions
(Notes 4 and 8)	(59,558,120)	125,492,159
Total increase (decrease) in net assets	(155,789,838)	223,780,936

NET ASSETS
Beginning of period	987,610,201	763,829,265
End of period	$831,820,363	$987,610,201

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Global Equity Fund 23

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized									expenses	investment
	value,		and unrealized	Total from	From	From		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	return of	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	capital	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
April 30, 2020**	$16.51	.05	(1.68)	(1.63)	(.01)	—	(.01)	—	$14.87	(9.89)*	$746,990	.57*	.31*	43*
October 31, 2019	14.72	.05	1.74	1.79	—	—	—	—[d,e]	16.51	12.16	871,070	1.15	.34	35
October 31, 2018	15.29	.03	(.54)	(.51)	(.05)	(.01)	(.06)	—	14.72	(3.39)	685,082	1.15	.19	60
October 31, 2017	12.34	.06	3.09	3.15	(.20)	—	(.20)	—[d,f]	15.29	25.87	744,923	1.12	.48	220
October 31, 2016	12.72	.10	(.41)	(.31)	(.07)	—	(.07)	—	12.34	(2.45)	665,085	1.16[g]	.79[g]	48
October 31, 2015	12.85	.05	(.10)	(.05)	(.08)	—	(.08)	—	12.72	(.43)	761,328	1.23	.40	61
Class B
April 30, 2020**	$14.56	(.01)	(1.48)	(1.49)	—	—	—	—	$13.07	(10.23)*	$8,916	.94*	(.08)*	43*
October 31, 2019	13.07	(.06)	1.55	1.49	—	—	—	—[d,e]	14.56	11.40	12,250	1.90	(.44)	35
October 31, 2018	13.63	(.08)	(.48)	(.56)	—	—	—	—	13.07	(4.11)	7,103	1.90	(.55)	60
October 31, 2017	11.02	(.03)	2.74	2.71	(.10)	—	(.10)	—[d,f]	13.63	24.84	9,541	1.87	(.26)	220
October 31, 2016	11.38	.01	(.37)	(.36)	—	—	—	—	11.02	(3.16)	10,467	1.91[g]	.05[g]	48
October 31, 2015	11.52	(.04)	(.10)	(.14)	—	—	—	—	11.38	(1.22)	13,857	1.98	(.34)	61
Class C
April 30, 2020**	$15.32	(.01)	(1.56)	(1.57)	—	—	—	—	$13.75	(10.25)*	$18,365	.94*	(.07)*	43*
October 31, 2019	13.76	(.06)	1.62	1.56	—	—	—	—[d,e]	15.32	11.34	22,912	1.90	(.45)	35
October 31, 2018	14.35	(.08)	(.51)	(.59)	—	—	—	—	13.76	(4.11)	10,942	1.90	(.54)	60
October 31, 2017	11.59	(.03)	2.90	2.87	(.11)	—	(.11)	—[d,f]	14.35	24.94	19,322	1.87	(.27)	220
October 31, 2016	11.98	—[d]	(.38)	(.38)	(.01)	—	(.01)	—	11.59	(3.20)	18,589	1.91[g]	.04[g]	48
October 31, 2015	12.12	(.04)	(.10)	(.14)	—	—	—	—	11.98	(1.16)	17,265	1.98	(.35)	61
Class R
April 30, 2020**	$16.33	.03	(1.66)	(1.63)	—	—	—	—	$14.70	(9.98)*	$1,089	.69*	.18*	43*
October 31, 2019	14.59	.01	1.73	1.74	—	—	—	—[d,e]	16.33	11.93	1,304	1.40	—[h]	35
October 31, 2018	15.16	(.01)	(.54)	(.55)	(.02)	—[d]	(.02)	—	14.59	(3.62)	282	1.40	(.08)	60
October 31, 2017	12.22	.03	3.06	3.09	(.15)	—	(.15)	—[d,f]	15.16	25.55	571	1.37	.22	220
October 31, 2016	12.57	.07	(.42)	(.35)	—	—	—	—	12.22	(2.78)	498	1.41[g]	.56[g]	48
October 31, 2015	12.70	.02	(.10)	(.08)	(.05)	—	(.05)	—	12.57	(.65)	590	1.48	.18	61
Class R6
April 30, 2020**	$17.21	.08	(1.75)	(1.67)	(.06)	—	(.06)	—	$15.48	(9.73)*	$18,936	.38*	.50*	43*
October 31, 2019	15.28	.12	1.81	1.93	—	—	—	—[d,e]	17.21	12.63	21,642.77		.73	35
October 31, 2018	15.87	.09	(.57)	(.48)	(.10)	(.01)	(.11)	—	15.28	(3.04)	17,636.76		.57	60
October 31, 2017	12.80	.12	3.20	3.32	(.25)	—	(.25)	—[d,f]	15.87	26.40	16,773.72		.88	220
October 31, 2016	13.20	.15	(.43)	(.28)	(.12)	—	(.12)	—	12.80	(2.11)	11,433	.75[g]	1.19[g]	48
October 31, 2015	13.33	.11	(.11)	—[d]	(.13)	—	(.13)	—	13.20	(.01)	12,062.84		.78	61

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24 Global Equity Fund	Global Equity Fund 25

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized									expenses	investment
	value,		and unrealized	Total from	From	From		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	return of	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	capital	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class Y
April 30, 2020**	$17.13	.07	(1.74)	(1.67)	(.05)	—	(.05)	—	$15.41	(9.82)*	$37,524	.45*	.42*	43*
October 31, 2019	15.23	.09	1.81	1.90	—	—	—	—[d,e]	17.13	12.48	47,215.90		.58	35
October 31, 2018	15.81	.07	(.56)	(.49)	(.08)	(.01)	(.09)	—	15.23	(3.12)	33,325.90		.44	60
October 31, 2017	12.76	.10	3.18	3.28	(.23)	—	(.23)	—[d,f]	15.81	26.13	34,179.87		.72	220
October 31, 2016	13.15	.13	(.42)	(.29)	(.10)	—	(.10)	—	12.76	(2.20)	28,487	.91[g]	1.03[g]	48
October 31, 2015	13.28	.09	(.11)	(.02)	(.11)	—	(.11)	—	13.15	(.17)	31,117.98		.66	61

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp., which amounted to less than $0.01 per share outstanding on March 6, 2019.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Haidar Capital Management/Haidar Capital Advisors, which amounted to less than $0.01 per share outstanding on February 15, 2017.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflects a reduction of less than 0.01% as a percentage of average net assets (Note 2).

h Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

26 Global Equity Fund	Global Equity Fund 27

Notes to financial statements 4/30/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2019 through April 30, 2020.

Putnam Global Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 3.50% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

28 Global Equity Fund

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition

Global Equity Fund 29

of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund

30 Global Equity Fund

could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $701,379 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,259,671 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $2,511,750 and the value of securities loaned amounted to $2,343,512.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code),

Global Equity Fund 31

applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2019, the fund had a capital loss carryover of $35,250,827 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the combined carryovers are:

	Loss carryover
Short-term	Long-term	Total
$5,267,870	$29,982,957	$35,250,827

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $800,811,445, resulting in gross unrealized appreciation and depreciation of $121,829,367 and $83,323,887, respectively, or net unrealized appreciation of $38,505,480.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,
0.800%	of the next $5 billion,	0.630%	of the next $50 billion,
0.750%	of the next $10 billion,	0.620%	of the next $100 billion and
0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance

32 Global Equity Fund

adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI World Index (Net Dividends) measured over the performance period. The maximum annualized performance adjustment rate is +/- 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

In connection with the mergers of Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Utilities Fund and Putnam Global Sector Fund (“acquired funds”) into the fund on June 17, 2019, the management contract was amended such that, after completion of the mergers, the combined fund’s performance adjustment will be calculated based on the combined assets of the fund and all acquired funds for any portion of a performance period that is prior to the mergers, unless the use of the combined assets results in a fee payable by the fund under the amended management contract that is higher than the management fee that would have been paid under the fund’s current management contract. Under those circumstances, Putnam Management has agreed to reduce its management fee to reflect the lower amount that would have been payable under the fund’s current fee schedule, which would only take into account the assets of the fund for the period prior to the closing of the mergers. As a result of these management contract changes, the fund’s shareholders may pay a lower management fee, but would never pay a higher management fee, under the amended management contract than they would have paid under the fund’s current management contract.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.328% of the fund’s average net assets, which included an effective base fee of 0.343% and a decrease of 0.015% ($142,843) based on performance.

Putnam Management has contractually agreed, through February 28, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined

Global Equity Fund 33

contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$770,630	Class R	1,142
Class B	9,965	Class R6	5,221
Class C	19,758	Class Y	40,687
Class M	1,479	Total	$848,882

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,068 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $608, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,034,107
Class B	1.00%	1.00%	53,727
Class C	1.00%	1.00%	106,405
Class M*	1.00%	0.75%	6,024
Class R	1.00%	0.50%	3,065
Total			$1,203,328

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $19,502 and $7 from the sale of class A and class M shares, respectively, and received $1,020 and $302 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

34 Global Equity Fund

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $55 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$393,380,037	$454,125,790
U.S. government securities (Long-term)	—	—
Total	$393,380,037	$454,125,790

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	1,142,706	$18,919,416	882,982	$13,679,743
Shares issued in connection with
reinvestment of distributions	22,761	395,354	—	—
Shares issued in connection with the
merger of Putnam Global
Consumer Fund	—	—	1,606,224	25,209,358
Shares issued in connection with the
merger of Putnam Global
Financials Fund	—	—	604,796	9,492,150
Shares issued in connection with the
merger of Putnam Global Sector Fund	—	—	930,478	14,603,662
Shares issued in connection with the
merger of Putnam Global Utilities Fund	—	—	9,015,517	141,496,739
	1,165,467	19,314,770	13,039,997	204,481,652
Shares repurchased	(3,679,998)	(57,394,439)	(6,845,094)	(105,788,783)
Net increase (decrease)	(2,514,531)	$(38,079,669)	6,194,903	$98,692,869

Global Equity Fund 35

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	2,805	$41,694	17,890	$250,495
Shares issued in connection with
reinvestment of distributions	—	—	—	—
Shares issued in connection with the
merger of Putnam Global
Consumer Fund	—	—	202,340	2,807,887
Shares issued in connection with the
merger of Putnam Global
Financials Fund	—	—	58,867	816,910
Shares issued in connection with the
merger of Putnam Global Sector Fund	—	—	77,206	1,071,401
Shares issued in connection with the
merger of Putnam Global Utilities Fund	—	—	180,986	2,511,564
	2,805	41,694	537,289	7,458,257
Shares repurchased	(161,968)	(2,268,916)	(239,246)	(3,324,130)
Net increase (decrease)	(159,163)	$(2,227,222)	298,043	$4,134,127

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	38,091	$560,397	81,031	$1,151,229
Shares issued in connection with
reinvestment of distributions	—	—	—	—
Shares issued in connection with the
merger of Putnam Global
Consumer Fund	—	—	390,789	5,706,686
Shares issued in connection with the
merger of Putnam Global
Financials Fund	—	—	142,381	2,079,195
Shares issued in connection with the
merger of Putnam Global Sector Fund	—	—	218,151	3,185,659
Shares issued in connection with the
merger of Putnam Global Utilities Fund	—	—	194,637	2,842,281
	38,091	560,397	1,026,989	14,965,050
Shares repurchased	(198,087)	(2,811,529)	(326,971)	(4,816,635)
Net increase (decrease)	(159,996)	$(2,251,132)	700,018	$10,148,415

36 Global Equity Fund

	SIX MONTHS ENDED 4/30/20*		YEAR ENDED 10/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	394	$6,237	28,888	$414,940
Shares issued in connection with
reinvestment of distributions	—	—	—	—
Shares issued in connection with the
merger of Putnam Global
Consumer Fund	—	—	12,032	179,415
Shares issued in connection with the
merger of Putnam Global
Financials Fund	—	—	640	9,547
Shares issued in connection with the
merger of Putnam Global Sector Fund	—	—	12,621	188,203
Shares issued in connection with the
merger of Putnam Global Utilities Fund	—	—	64,171	956,889
	394	6,237	118,352	1,748,994
Shares repurchased	(716,677)	(11,529,746)	(76,433)	(1,119,798)
Net increase (decrease)	(716,283)	$(11,523,509)	41,919	$629,196

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	8,221	$130,870	8,196	$129,061
Shares issued in connection with
reinvestment of distributions	—	—	—	—
Shares issued in connection with the
merger of Putnam Global
Consumer Fund	—	—	14,532	225,800
Shares issued in connection with the
merger of Putnam Global
Financials Fund	—	—	41,489	644,674
Shares issued in connection with the
merger of Putnam Global Sector Fund	—	—	951	14,772
Shares issued in connection with the
merger of Putnam Global Utilities Fund	—	—	31,269	485,880
	8,221	130,870	96,437	1,500,187
Shares repurchased	(13,925)	(213,304)	(35,985)	(571,065)
Net increase (decrease)	(5,704)	$(82,434)	60,452	$929,122

Global Equity Fund 37

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	111,530	$1,841,247	494,794	$8,222,013
Shares issued in connection with
reinvestment of distributions	4,443	80,243	—	—
Shares issued in connection with the
merger of Putnam Global
Consumer Fund	—	—	—	—
Shares issued in connection with the
merger of Putnam Global
Financials Fund	—	—	—	—
Shares issued in connection with the
merger of Putnam Global Sector Fund	—	—	—	—
Shares issued in connection with the
merger of Putnam Global Utilities Fund	—	—	—	—
	115,973	1,921,490	494,794	8,222,013
Shares repurchased	(150,182)	(2,344,145)	(391,645)	(6,467,523)
Net increase (decrease)	(34,209)	$(422,655)	103,149	$1,754,490

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	220,014	$3,746,068	443,933	$7,222,002
Shares issued in connection with
reinvestment of distributions	6,665	119,911	—	—
Shares issued in connection with the
merger of Putnam Global
Consumer Fund	—	—	520,049	8,458,969
Shares issued in connection with the
merger of Putnam Global
Financials Fund	—	—	151,265	2,460,428
Shares issued in connection with the
merger of Putnam Global Sector Fund	—	—	304,842	4,958,475
Shares issued in connection with the
merger of Putnam Global Utilities Fund	—	—	360,849	5,869,463
	226,679	3,865,979	1,780,938	28,969,337
Shares repurchased	(548,347)	(8,837,478)	(1,213,361)	(19,765,397)
Net increase (decrease)	(321,668)	$(4,971,499)	567,577	$9,203,940

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

38 Global Equity Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/19	cost	proceeds	income	of 4/30/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$15,672,125	$86,197,443	$99,357,818	$150,106	$2,511,750
Putnam Short Term
Investment Fund**	8,126,786	207,097,303	200,866,998	147,007	14,357,091
Total Short-term
investments	$23,798,911	$293,294,746	$300,224,816	$297,113	$16,868,841

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$470,000
Written equity option contracts (contract amount)	$470,000
Forward currency contracts (contract amount)	$262,900,000

Global Equity Fund 39

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$3,032,348	Payables	$2,257,571
Total		$3,032,348		$2,257,571

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total
Foreign exchange contracts	$—	$(2,019,660)	$(2,019,660)
Equity contracts	3,990,412	—	$3,990,412
Total	$3,990,412	$(2,019,660)	$1,970,752

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$2,697,910	$2,697,910
Total	$2,697,910	$2,697,910

Note 8: Acquisition of Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Sector Fund and Global Utilities Fund.

The purpose of the transactions were to combine five Putnam funds with substantially similar investment objectives and similar investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders.

On June 17, 2019, the fund issued 1,606,224, 202,340, 390,789, 12,032, 14,532 and 520,049 class A, class B, class C, class M, class R and class Y shares, respectively, for 1,263,048, 148,699, 303,632, 9,233, 11,410 and 419,981 class A, class B, class C, class M, class R and class Y shares of Putnam Global Consumer Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The investment portfolio of Putnam Global Consumer Fund, with a fair value of $41,082,955 and an identified cost of $32,053,294 at June 17, 2019, was the principal asset acquired by the fund. The net assets of the Putnam Global Consumer Fund on June 17, 2019, was $42,588,115. On June 17, 2019 Putnam Global Consumer Fund had undistributed net investment income of $6,533, accumulated net realized loss of $345,538 and unrealized appreciation of $9,029,968.

On June 17, 2019, the fund issued 604,796, 58,867, 142,381, 640, 41,489 and 151,265 class A, class B, class C, class M, class R and class Y shares, respectively, for 810,488, 71,629, 184,631, 814, 55,604 and 209,140 class A, class B, class C, class M, class R and class Y shares of Putnam Global Financials Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The investment portfolio of Putnam Global Financials Fund, with a fair value of $17,365,446 and an identified cost of $15,998,638 at June 17, 2019, was the principal asset acquired by the fund. The net assets of the Putnam Global Financials Fund on June 17, 2019, was $15,502,904. On June 17, 2019 Putnam Global Financials Fund had distributions in excess of net investment income of $174,702, accumulated net realized loss of $168,948 and unrealized appreciation of $1,366,975.

40 Global Equity Fund

On June 17, 2019, the fund issued 930,478, 77,206, 218,151, 12,621, 951 and 304,842 class A, class B, class C, class M, class R and class Y shares, respectively, for 1,297,845, 97,147, 289,566, 16,687, 1,310 and 439,241 class A, class B, class C, class M, class R and class Y shares of Putnam Global Sector Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The investment portfolio of Putnam Global Sector Fund, with a fair value and identified cost of $24,024,139 at June 17, 2019, was the principal asset acquired by the fund. The net assets of the Putnam Global Sector Fund on June 17, 2019, was $24,022,172. On June 17, 2019 Putnam Global Sector Fund had distributions in excess of net investment income of $413,970, accumulated net realized loss of $80,987 and unrealized appreciation of $0.

On June 17, 2019, the fund issued 9,015,517, 180,986, 194,637, 64,171, 31,269 and 360,849 class A, class B, class C, class M, class R and class Y shares, respectively, for 14,566,603, 259,237, 295,778, 98,549, 50,027 and 604,772 class A, class B, class C, class M, class R and class Y shares of Putnam Global Utilities Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The investment portfolio of Putnam Global Utilities Fund, with a fair value of $153,856,766 and an identified cost of $151,330,221 at June 17, 2019, was the principal asset acquired by the fund. The net assets of the Putnam Global Utilities Fund on June 17, 2019, was $154,162,816. On June 17, 2019 Putnam Global Utilities Fund had distributions in excess of net investment income of $475,402, accumulated net realized loss of $779,466 and unrealized appreciation of $2,526,553.

The aggregate net assets of the fund on June 17, 2019 was $752,725,164. Immediately following the acquisitions, the net assets were $989,001,171.

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam Global Equity Fund.

Assuming the acquisitions had been completed on November 1, 2018, the fund’s pro forma results of operations for the prior reporting period are as follows (Unaudited):

Net investment Income	$6,140,878
Net gain(loss) on investments	$117,034,738
Net Increase (decrease) in net assets resulting from operations	$123,175,616

Global Equity Fund 41

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$398,087	$358,962	$116,596	$321,467	$6,117	$1,002,978	$105,645	$116,663	$515,898	$89,935	$3,032,348
Total Assets	$398,087	$358,962	$116,596	$321,467	$6,117	$1,002,978	$105,645	$116,663	$515,898	$89,935	$3,032,348
Liabilities:
Forward currency contracts#	5,184	104,151	144,366	20,585	553,595	490,345	204,797	142,063	500,971	91,514	2,257,571
Total Liabilities	$5,184	$104,151	$144,366	$20,585	$553,595	$490,345	$204,797	$142,063	$500,971	$91,514	$2,257,571
Total Financial and Derivative Net Assets	$392,903	$254,811	$(27,770)	$300,882	$(547,478)	$512,633	$(99,152)	$(25,400)	$14,927	$(1,579)	$774,777
Total collateral received (pledged)†##	$392,903	$254,811	$(27,770)	$300,882	$(547,478)	$512,633	$(99,152)	$—	$(183,958)	$—
Net amount	$—	$—	$—	$—	$—	$—	$—	$(25,400)	$198,885	$(1,579)
Controlled collateral received (including TBA
commitments)**	$585,223	$390,584	$—	$470,000	$—	$740,000	$—	$—	$—	$—	$2,185,807
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$(80,976)	$—	$(791,788)	$—	$(202,949)	$—	$(183,958)	$—	$(1,259,671)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 10: Change in independent accountants

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant.

42 Global Equity Fund	Global Equity Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Global Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street	Mona K. Sutphen
Boston, MA 02110		Susan G. Malloy
	Officers	Vice President and
Marketing Services	Robert L. Reynolds	Assistant Treasurer
Putnam Retail Management	President
100 Federal Street		Denere P. Poulack
Boston, MA 02110	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Custodian	Chief Legal Officer
State Street Bank		Janet C. Smith
and Trust Company	James F. Clark	Vice President,
	Vice President, Chief Compliance	Principal Financial Officer,
Legal Counsel	Officer, and Chief Risk Officer	Principal Accounting Officer,
Ropes & Gray LLP		and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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BROCKTON, MA
PERMIT NO. 600

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SA006 321385 6/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4) Change in registrant's independent public accountant.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 24, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 24, 2020